UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2023, United-Guardian, Inc. (the “Company”) entered into a manufacturing and supply agreement with Amsino Healthcare (USA), Inc. (“Amsino”), the successor in interest to Smiths Medical, effective as of January 1, 2023 (the “Agreement”). This Agreement, modeled after a previously executed manufacturing and supply agreement with Smiths Medical, provides the framework in which Amsino would manufacture and supply the Company with its pharmaceutical product, Renacidin® Irrigation.

The Agreement provides for an initial term of six years from the effective date, with the option to automatically renew for two successive two-year periods following the conclusion of the initial term, unless earlier terminated pursuant to the Agreement. The Agreement also contains customary representations, warranties, and covenants on behalf of the Company and Amsino, including those relating to regulatory and licensure requirements, quality control, product and facility inspections, recall and adverse reaction procedures, indemnification, and confidentiality.

The forgoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.2*†	Manufacturing and Supply Agreement between the Company and Amsino Healthcare (USA), effective as of January 1, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Filed herewith.

† Certain exhibits and schedules to the Agreement have been omitted pursuant to Item 601 of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By:	/s/ Donna Vigilante
Name:	Donna Vigilante
Title:	President

Date: March 1, 2024